UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                  CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

           Date of Report (Date of earliest reported) January 9, 2004.


                           GRAVITY SPIN HODINGS, INC.
                           --------------------------
             (Exact name of registrant as specified in its chapter)


           Nevada                       333-74992                98-0351859
           ------                       ---------                ----------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation                 File Number)          Identification No.)


2206 - 950 Cambie St. Vancouver, British Columbia, Canada          V6B 5X6
---------------------------------------------------------          -------
        (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code   (604) 694-1432
                                                     --------------


      60 Bristol Rd. East, Suite 442, Mississauga, Ontario, Canada, L4Z 3K8
      ---------------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.    Description
-----------    -----------
Exhibit 99.1   Press Release dated January 9, 2004.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 14, 2004

                                      GRAVITY SPIN HOLDINGS, INC.


                                      By:   /s/ Graham Taylor
                                         --------------------------
                                      Name:   Graham Taylor
                                      Title:  President



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                                  EXHIBIT INDEX


Number     Exhibit                                 Sequential Page Number
------     -----------------------------------     ----------------------
 99.1      Press Release dated January 9, 2004              4